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                                                                 DRAFT: 2/18/99


                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549




                                  FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest ervent reported)      February 15, 1999
                                                  -----------------------------


                           Fix-Corp International, Inc.
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                 (Exact name of registrant as specified in its charter)


     Delaware                     000-23369              31-1783774
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  (State or other                (Commission           (I.R.S. Employer
   jurisdiction                  File Number)          Identification No)
  of incorporation)



     3637 South Green Road, Suite 201    Beachwood, Ohio       44122
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code   (216) 292-3182
                                                   ----------------------------


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       (Former name or former address, if changed since last report.)




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ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     On February 17, 1999 Fix-Corp International, Inc. (the "Company') filed a voluntary petition for protection from creditors under Chapter 11 of Title 11 of the U.S. Bankruptcy Code in the Southern District of Ohio, Eastern Division. Under chapter 11, the Company will continue to operate, while seeking to restructure and obtain approval of a plan of reorganization. A judgment was entered in the Supreme Court for New York County in connection with an arbitration proceeding. The proceeding initiated by Chatham Partner, Inc. involved a contract dispute. The judgment was domesticated in Ohio. The Company has filed an appeal of the judgment in the First Appellate Division of Supreme Court in New York County. The filing was necessitated by a decision of the Court of Common Pleas of Cuyahoga County, Ohio to partially vacate an order and allow collection of an approximately $4.2 judgment.

     The filing seeks Chapter 11 protection only for the Company and does not presently include its operating subsidiaries. The subsidiaries, including Fixcor Industries, Inc., Pallet Technology, Inc., Poly Style Industries, Inc. and Fixcor Recovery Systems, Inc., are expected to continue to operate in the normal course of business.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      In accordance with Item 304 of Regulation S-K, the following information pertains to a change in the Company's independent accountants:

      (a) Effective February 15, 1999, the Company was advised in writing by Arthur Andersen LLP, which had been engaged in December, 1998 as the Company's independent accountants for audit of the Company's fiscal 1998 financial statements, that Arthur Andersen LLP has resigned from such engagement. Such resignation was effected prior to the undertaking of substantive services by Arthur Andersen LLP under the engagement, and there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any reportable events. No reason for the resignation was set forth in the letter; however, Arthur Andersen LLP has related orally to the Company that their engagement has been secured in large part by reason of their relationship with the Company's former Chief Financial Officer, a former partner of Arthur Andersen LLP, and that such Financial Officer's departure from the Company caused Arthur Andersen LLP to reconsider its interest in serving as the Company's independent accountants.

     (b) On February 16, 1999, the Company appointed Harmon & Company, CPA, Inc. as its independent accountants, which appointment was approved by the Company's Board of Directors.

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          Harmon & Company, CPA, Inc. previously had served as the Company's independent accountants prior to the engagement of Arthur Andersen
          LLP.

     (c) The Company has provided Arthur Andersen LLP with a copy of this disclosure and has requested that Arthur Andersen LLP furnish a letter addressed to the SEC stating whether it agrees with the above statements. (A copy of Arthur Andersen LLP's letter to the SEC, dated February 22, 1999, is filed as an Exhibit to this Form 8-K.









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Item 7.  Exhibits

     16. Letter to Securities and Exchange Commission from Arthur Andersen LLP dated February 22, 1999.

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Fix-Corp International, Inc.
                                      -----------------------------
                                                (Registrant)

February 22, 1999                     By:  Mark Fixler
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                                           Mark Fixler
                                           Chief Executive Officer